Premises and Equipment	9 Months Ended
Sep. 30, 2011
Premises and Equipment
Premises and Equipment

(5)                                 Premises and Equipment

Premises and equipment are stated at cost less accumulated depreciation and amortization. The depreciation and amortization are computed on a straight line basis over the lesser of the lease term, or the estimated useful lives of the assets, generally three to ten years.

Premises and equipment at September 30, 2011 and December 31, 2010 are comprised of the following:

(in thousands)	September 30, 2011	December 31, 2010
Leasehold improvements	$946	$906
Furniture & equipment	1,788	1,530
Software	544	527
Total	3,278	2,963
Accumulated depreciation	(2,241)	(1,975)
Premises and equipment, net	$1,037	$988

Depreciation and amortization included in occupancy expense was $94,000 and $266,000 for the three and nine months ended September 30, 2011, respectively, and $91,000 and $263,000 for the three and nine months ended September 30, 2010, respectively.